Exhibit 10.22

FORM OF SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is made as of [Date] by and among each of the undersigned creditors (individually, a “Creditor” and, collectively, the “Creditors”), and Comerica Bank (“Bank”).

Recitals

A. Violin Memory, Inc. (the “Borrower”), has requested and/or obtained certain loans or other credit accommodations from Bank which are or may be from time to time secured by assets and property of Borrower.

B. Creditors have extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. In order to induce Bank to extend credit to Borrower and, at any time or from time to time, at Bank’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, each Creditor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations to such Creditor (collectively, the “Subordinated Debt”), whether presently existing or arising in the future, including without limitation all of Borrower’s indebtedness and obligations to each Creditor under all convertible promissory notes issued by Borrower to any Creditor at any time (collectively, the “Subordinated Notes” and each individually, a “Subordinated Note”) to all of Borrower’s indebtedness to Bank; and (ii) all of each Creditor’s security interests, if any, to all of Bank’s security interests in the Borrower’s property. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, Bank and each Creditor acknowledge and agree that any equity securities, including any shares of Borrower’s common stock or preferred stock, issued by Borrower to Creditors in connection with or as a result of the conversion of the Subordinated Notes, or any of them (collectively, “Equity Securities”), shall not be deemed “Subordinated Debt” for purposes of this Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Each Creditor subordinates to Bank any security interest or lien that such Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of any Creditor and the security interest of Bank, the security interest of Bank in the Collateral, as defined in that certain Loan and Security Agreement between Borrower and Bank, dated as of July 18, 2013 (as amended, restated, supplemented or replaced from time to time, the “Loan Agreement”), shall at all times be prior to the security interest of the Creditors.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

3. No Creditor will demand or receive from Borrower (and Borrower will not pay to any Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will any Creditor exercise any remedy with respect to the Collateral, nor will any Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding. Notwithstanding the foregoing, any Subordinated Note may be converted into Equity Securities of Borrower on the terms and conditions set forth therein.

4. Other than any Equity Securities received by Creditors in connection with the conversion of the Subordinated Notes, or any of them, each Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by such Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by such Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to any Creditor.

6. For so long as any of the Senior Debt remains unpaid, each Creditor irrevocably appoints Bank as such Creditor’s attorney in fact, and grants to Bank a power of attorney with full power of substitution, in the name of such Creditor or in the name of Bank, for the use and benefit of Bank, without notice to such Creditor, to perform at Bank’s option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

(i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of such Creditor if such Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

(ii) To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

7. For so long as any of the Senior Debt remains unpaid, each Creditor agrees that it will not, in its capacity as a creditor, object to or oppose (i) the sale of the Borrower, or (ii) the sale or other disposition of any property of the Borrower, if Bank has consented to such sale of the Borrower or sale or disposition of any property of the Borrower. If requested by Bank in connection with the Borrower’s request for a consent to a sale, each Creditor shall, in respect of the Subordinated Debt, affirmatively consent in its capacity as a creditor to such sale or disposition and shall take all necessary actions in respect of the Subordinated Debt and execute such documents and instruments as Bank may reasonably request in connection with and to facilitate such sale or disposition. Notwithstanding the foregoing, each Creditor acknowledges and agrees that it shall (without regard to its capacity), after the occurrence of an Event of Default (as defined in the Loan Agreement), consent to a sale or disposition of the Borrower’s assets and shall take all necessary actions and execute such documents and instruments as Bank may reasonably request.

8. Each Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that any Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

9. This Agreement shall remain effective for so long as Borrower owes any amounts to Bank under the Loan Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and each Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt (other than any Equity Securities received by such Creditor in connection with the conversion of the Subordinated Notes, or any of them) to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to any Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank’s rights hereunder. Each Creditor waives the benefits, if any, of Civil Code sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

10. This Agreement shall bind any successors or assignees of the Creditors and shall benefit any successors or assigns of Bank. This Agreement is solely for the benefit of the Creditors and Bank and not for the benefit of Borrower or any other party. Each Creditor further agrees that if Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Bank makes a request of such Creditor, such Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

11. Each Creditor authorizes Bank to file with any applicable federal, state or local municipality or government agency any UCC-3 financing statement amendment as to any of such Creditor’s UCC-1 financing statements filed against Borrower, to evidence the subordination set forth in this Agreement.

12. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. Each Creditor and Bank each hereby submit to the exclusive jurisdiction of the state and Federal courts located in California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

14. JUDICIAL REFERENCE PROVISION.

(a) In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

(b) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).

(c) The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of selfhelp remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

(d) The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

(e) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

(f) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

(g) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

(h) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(i) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

(j) THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

15. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. No Creditor is relying on any representations by Bank or Borrower in entering into this Agreement, and each Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by the Creditors and Bank.

16. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Remainder of page left intentionally blank; Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Creditor” [ ]

By:
Name:
Title:

“Bank” COMERICA BANK

By:
Name:
Title:

The undersigned approves of the terms of this Agreement.

“Borrower” VIOLIN MEMORY, INC.

By:
Name:
Title:

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